EXHIBIT 10(e)(4)
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              THE OVERSEAS SHIPHOLDING GROUP, INC.

                   1999 NON-EMPLOYEE DIRECTOR
                        STOCK OPTION PLAN

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                        TABLE OF CONTENTS
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                                                             Page


ARTICLE I.     PURPOSE                                          1

ARTICLE II.    DEFINITIONS                                      1

ARTICLE III.   ADMINISTRATION                                   3

ARTICLE IV.    SHARES AND OTHER LIMITATIONS                     5

ARTICLE V.     ELIGIBILITY                                      7

ARTICLE VI.    STOCK OPTIONS                                    7

ARTICLE VII.   TERMINATION PROVISIONS                           9

ARTICLE VIII.  NON-TRANSFERABILITY                             10

ARTICLE IX.    CHANGE OF CONTROL                               10

ARTICLE X.     TERMINATION OR AMENDMENT OF PLAN                11

ARTICLE XI.    UNFUNDED PLAN                                   12

ARTICLE XII.   GENERAL PROVISIONS                              12

ARTICLE XIII.  EFFECTIVE DATE OF PLAN                          14

ARTICLE XIV.   TERM OF PLAN                                    15

ARTICLE XV.    NAME OF PLAN                                    15

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                OVERSEAS SHIPHOLDING GROUP, INC.
          1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                           ARTICLE I.

                            PURPOSE

     The purpose of the Overseas Shipholding Group, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") is to enhance the profitability and value of Overseas Shipholding Group, Inc. (the "Company") for the benefit of its stockholders by enabling the Company to make automatic grants of Stock Options to Non-Employee Directors, thereby attracting, retaining and rewarding such Non-Employee Directors and strengthening the mutuality of interests between such Non-Employee Directors and the Company's stockholders.


                          ARTICLE II.

                          DEFINITIONS

     For purposes of the Plan, the following terms shall have the following meanings:

          2.1. "Annual Grant Date" shall mean the first day of the month following the annual meeting of the Company's stockholders.

          2.2. "Annual Option" shall have the meaning set forth in Section 6.2(b) hereof.

          2.3. "Board" shall mean the Board of Directors of the Company.

          2.4.    "Cause"   shall  mean,  with   respect   to   a
     Participant's Termination of Directorship, an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

          2.5. "Change of Control" shall have the meaning set forth in Article IX.

          2.6.   "Code" shall mean the Internal Revenue  Code  of
     1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

          2.7. "Common Stock" shall mean the common stock, par value $1.00 per share, of the Company.

          2.8.   "Company" shall mean Overseas Shipholding Group,
     Inc.,  a  Delaware  corporation,  and  its  successors   and
     assigns.

          2.9. "Disability" shall mean a total and permanent disability, as defined in Section 22(e)(3) of the Code.

          2.10. "Effective Date" shall mean the effective date of the Plan as defined in Article XIII.

          2.11.    "Exchange  Act"  shall  mean  the   Securities
     Exchange Act of 1934, as amended.

          2.12. "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc., or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Board. For purposes of the grant of any Stock Option, the applicable date shall be the date on which the Option is granted or, if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the sale of the Common Stock was reported or quoted.

          2.13. "Initial Grant Date" shall mean the later of the Effective Date or the date the Non-Employee Director begins service as a Non-Employee Director on the Board.

          2.14. "Initial Option" shall have the meaning set forth in Section 6.2(a) hereof.

          2.15. "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or any Related Person.

          2.16.    "Participant"  shall  mean  any   Non-Employee
     Director to whom a grant of a Stock Option has been made under the Plan, which Stock Option has not expired.

          2.17. "Related Person" shall mean other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; (b) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more by the Company or one of its subsidiaries (whether by ownership of stock, assets or an equivalent ownership interest); (c) any corporation that is defined as a parent corporation in Section 424(e) of the Code; or (d) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which controls 50% or more of the Company (whether by ownership of stock, assets or an equivalent ownership interest).

          2.18.    "Retirement"  shall  mean  a  Termination   of
     Directorship without Cause by a Participant at or after  age
     65 or such earlier date after age 55 as may be approved by the Board with regard to such Participant.

          2.19.  "Rule 16b-3" shall mean Rule 16b-3 under Section
     16(b) of the Exchange Act as then in effect or any successor provisions.

          2.20.   "Securities Act" shall mean the Securities  Act
     of   1933,   as   amended  and  all  rules  and  regulations
     promulgated thereunder.

          2.21. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to any Non-
     Employee Director under the Plan.

          2.22.    "Subsidiary"   shall   mean   any   subsidiary
     corporation  of  the Company within the meaning  of  Section
     424(f) of the Code.

          2.23. "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee
     Director has ceased to be a director of the Company.

          2.24.    "Transfer"   or   "Transferred"   shall   mean
     anticipate,   alienate,   attach,  sell,   assign,   pledge,
     hypothecate, encumber, charge or otherwise transfer.


                          ARTICLE III.

                         ADMINISTRATION

     3.1.   THE  BOARD.   The  Plan  shall  be  administered  and
interpreted by the Board.

     3.2. PLAN AWARDS. The Board shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to prescribe the form or forms of instruments evidencing Stock Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Stock Options as the Board, in its sole discretion, deems necessary or desirable.

     3.3. GUIDELINES. Subject to Article X hereof, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry the Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith, however noncompliance with Rule 16b-3 shall have no impact on the effectiveness of an Option granted under the Plan.

     3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company or the Board (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of the Company or the Board, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5. RELIANCE ON COUNSEL. The Company or the Board may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     3.6.  DESIGNATION OF CONSULTANTS/LIABILITY.

          (a) The Board may designate employees of the Company and professional advisors to assist the Board in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Board.

          (b)    The   Board  may  employ  such  legal   counsel,
     consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Options granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Options granted to him or her under the Plan.


                          ARTICLE IV.

                  SHARES AND OTHER LIMITATIONS

     4.1.  SHARES.

          (a) GENERAL LIMITATIONS. The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 150,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under the Plan expires, terminates or is cancelled for any reason without having been exercised in full, the number of shares of Common Stock underlying the unexercised Stock Option shall again be available for issuance under the Plan. In determining the number of shares of Common Stock available for issuance under the Plan, if Common Stock has been exchanged by a Participant as full or partial payment to the Company in connection with the exercise of a Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise shall again be available for issuance under the Plan.

     4.2.  CHANGES.

          (a) The existence of the Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b) In the event there is any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, and the Board determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan or as otherwise necessary to reflect the change in order to provide a substantially equivalent benefit to the Participants, then the aggregate number and kind of shares or securities or other property which thereafter may be subject to Stock Options granted under the Plan, the number and kind of shares or other securities or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under the Plan that is not cancelled or terminated pursuant to another provision of the Plan and the purchase or exercise price of such an Option shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Board in good faith shall be binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and assigns.

          (c) Fractional shares of Common Stock resulting from any adjustment to a Stock Option pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise. No fractional shares of Common Stock shall be issued under the Plan. The Board may reduce the number of shares to a whole number of shares or may, in its sole discretion, pay cash in lieu of any fractional shares of Common Stock in settlement of awards under the Plan. Notice of any adjustment shall be given by the Board to each Participant whose Stock Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

          (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Board may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the Stock Option) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Board does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of
     Section 4.2(b) shall apply.

     4.3. PURCHASE PRICE. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.


                           ARTICLE V.

                          ELIGIBILITY

     5.1.   ELIGIBILITY.   Non-Employee  Directors  automatically
receive grants of Stock Options in accordance with Section 6.2.


                          ARTICLE VI.

                         STOCK OPTIONS

     6.1. NON-QUALIFIED STOCK OPTIONS. Stock Options granted hereunder shall be non-qualified stock options.

     6.2.  AWARDS.

          (a) Without further action by the Board or the stockholders of the Company, on the Initial Grant Date, each Non-Employee Director automatically shall be granted a Stock Option to purchase 7,500 shares of Common Stock (an "Initial Option").

          (b) Without further action by the Board or the stockholders of the Company, on each Annual Grant Date (other than the Annual Grant Date which occurs during the same calendar year as an Initial Grant Date with respect to an individual Non-Employee Director), each Non-Employee Director automatically shall be granted a Stock Option to purchase 1,000 shares of Common Stock (the "Annual Option"), provided that a sufficient number of shares are available under Section 4.1 to satisfy exercise of the Stock Options and, if a sufficient number of shares are not available, each Non-Employee Director shall receive an Option to purchase a pro rata portion of the remaining shares.

     6.3.   TERMS  OF OPTIONS.  Stock Options granted under  this
Article VI shall be subject to the following terms and conditions and shall be in such form, not inconsistent with terms of the Plan, as the Board shall deem desirable:

          (a) EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be equal to the Fair Market Value of the Common Stock at the time of grant.

          (b)   EXERCISABILITY.  Except as otherwise provided  in
     Section 7.1 or Section 9.1 hereof, (i) one-third (1/3) of each Initial Option shall vest and become exercisable on each anniversary of the Initial Grant Date, provided that the Participant has not incurred a Termination of Directorship prior thereto; and (ii) each Annual Option shall vest and become fully exercisable on the one year anniversary of the applicable Annual Grant Date, provided that the Participant has not incurred a Termination of Directorship prior thereto. Notwithstanding anything herein to the contrary, no Stock Option may be exercised prior to the date on which the Plan is approved by the stockholders of the Company.

          (c) METHOD OF EXERCISE. Subject to the vesting and waiting period provisions of Section 6.3(b) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the exercise price. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange or quoted on a national quotation system through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; (iii) subject to prior written approval of the Board, by delivery of Common Stock owned by the Participant for a period of at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date; or (iv) by such other method approved by the Board. No shares of Common Stock shall be issued until payment thereof, as provided herein, has been made or provided for.

          (d) OPTION AGREEMENT. Options shall be evidenced by Option agreements in such form as the Board shall approve from time to time.

          (e)    OPTION   TERM.   If  not  previously  exercised,
     canceled  or terminated, each Stock Option shall expire  ten
     (10) years after the date the Stock Option is granted.

          (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of Stock Option agreement as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan, or accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).


                          ARTICLE VII.

                     TERMINATION PROVISIONS

     7.1. TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Stock Options upon the Termination of Directorship of a Participant:

          (a) TERMINATION OF DIRECTORSHIP BY REASON OF DEATH OR DISABILITY. Upon a Participant's Termination of Directorship by reason of death, all of the Participant's outstanding Stock Options shall vest and become fully exercisable and shall remain exercisable by the legal representative of the Participant's estate at any time within a period of one (1) year from the date of death, but in no event beyond the expiration of the stated term of such Stock Options. In the case of a Participant's Termination of Directorship by reason of Disability, all of the
     Participant's outstanding Stock Options shall vest and become fully exercisable and shall remain exercisable by the Participant at any time within a period of one (1) year from the date of such Termination of Directorship (or, in the event of the Participant's death during such one (1) year period, such Stock Options shall remain exercisable by the legal representative of the Participant's estate for a period of one (1) year from the date of the Participant's death), but in no event beyond the expiration of the stated term of such Stock Options.

          (b) TERMINATION OF DIRECTORSHIP OTHER THAN FOR CAUSE, DEATH OR DISABILITY OR BY REASON OF RETIREMENT. Upon a Participant's Termination of Directorship on account of resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in Section 7.1(a), (c) or (d), all then outstanding Stock Options held by the Participant may be exercised, to the extent exercisable on the date of such Termination of Directorship, at any time within a period of one (1) year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Options.

          (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Directorship is by reason of Retirement, any Stock Options held by such Participant, may be exercised, to the extent exercisable at the Participant's Termination of Employment, by the Participant at any time within a period of three (3) years from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that if the Participant dies within such exercise period, any unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, until the later of one (1) year from the date of such death or three
     (3) years from such Participant's Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Options.

          (d) TERMINATION OF DIRECTORSHIP FOR CAUSE. Upon removal for Cause, or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all then outstanding Stock Options of such Participant shall immediately terminate and shall be null and void.

                         ARTICLE VIII.

                      NON-TRANSFERABILITY

     8.1. NON-TRANSFERABILITY. Except as provided in the last sentence of this Article VIII, no Stock Option shall be Transferred by a Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any Stock Option shall be void, and no such Stock Option shall in any manner be used for the payment of subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Board may determine at the time of grant or thereafter, that a Stock Option that is otherwise not transferable pursuant to this
Article VIII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Board.


                          ARTICLE IX.

                       CHANGE OF CONTROL

     9.1. BENEFITS. In the event of a Change of Control of the Company (as defined below), all outstanding Stock Options granted prior to the Change of Control shall be fully vested and immediately exercisable in their entirety.

     9.2. CHANGE OF CONTROL. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred if:

          (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company or any Subsidiary, any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of any such plan acting in his capacity as trustee) and any person who (or group which includes a person who) is the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) as of January 1, 1994 of at least fifteen percent (15%) of the Common Stock, becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common
     Stock having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company;

          (b) the stockholders of the Company shall approve any merger or other business combination of the Company, sale of all or substantially all of the Company's assets or combination of the foregoing transactions (a "Transaction"), other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any stockholder of the Company owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction if such stockholder is not as of January 1, 1994, the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of at least fifteen percent (15%) of the Common Stock); or

          (c) within any twenty-four (24) month period beginning on or after the date hereof, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board, or the board of directors of any successor to the Company (the "Board of Directors"), provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommen dation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.

                           ARTICLE X.

                TERMINATION OR AMENDMENT OF PLAN

     10.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article X), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Stock Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant. A Non-Employee Director shall have no rights with respect to a Stock Option until such Stock Option is granted pursuant to the terms of the Plan.

             Notwithstanding the first sentence of this Section 10.1, the Board may not effect any amendment that would require the approval of stockholders under applicable law or under any regulation of a national securities exchange or automated quotation system unless such approval is obtained.

                          ARTICLE XI.

                         UNFUNDED PLAN

     11.1.   UNFUNDED  STATUS OF PLAN.  The Plan is  intended  to
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments and the value of any securities or other property as to which a Participant has a fixed and vested interest but which are not yet made or issued to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                          ARTICLE XII.

                       GENERAL PROVISIONS

     12.1. LEGEND. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     12.2. OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     12.3. NO RIGHT TO SERVE AS A NON-EMPLOYEE DIRECTOR. Neither the Plan nor the grant or exercise of any Stock Options hereunder shall impose any obligations on the Company to retain any Participant as a Non-Employee Director nor shall it impose on the part of any Participant any obligation to continue to serve as a Non-Employee Director.

     12.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

     The Board may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     12.5.  LISTING AND OTHER CONDITIONS.

          (a) Unless otherwise determined by the Board, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to the exercise of a Stock Option shall be conditioned upon such shares being listed on such exchange or system. The right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 12.5, any Stock Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

          (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

     12.6.   GOVERNING  LAW.   The Plan  shall  be  governed  and
construed  in accordance with the laws of the State  of  Delaware
(regardless  of  the  law  that  might  otherwise  govern   under
applicable Delaware principles of conflict of laws).

     12.7. CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     12.8. OTHER BENEFITS. No Stock Option granted or exercised under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     12.9. COSTS. The Company shall bear all expenses included in administering the Plan, including expenses of issuing Common
Stock pursuant to the exercise of any Stock Options hereunder.

     12.10. DEATH/DISABILITY. The Board may in its discretion require the transferee of a Participant's Stock Options to supply it with written notice of the Participant's death or disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Board deems necessary to establish the validity of the Transfer of a Stock Option. The Board may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

     12.11. SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

     12.12. SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     12.13. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


                         ARTICLE XIII.

                     EFFECTIVE DATE OF PLAN

     The  Plan  has  been adopted by the Board  effective  as  of
February 16, 1999 (the "Effective Date"), subject to and conditioned upon: the approval of the Plan by the stockholders of the Company in accordance with the laws of the State of Delaware and the requirements of any applicable national securities exchange or automated quotation system ("Stockholder Approval"). Grants of Stock Options under the Plan will be made on or after the Effective Date of the Plan; provided that, if the Plan is not approved by the requisite vote of stockholders, all Stock Options which have been granted pursuant to the terms of the Plan shall be null and void. Notwithstanding anything else herein to the contrary, no Stock Options may be exercised prior to Stockholder Approval of the Plan and Exchange Authorization of the Common Stock available for issuance thereunder.


                          ARTICLE XIV.

                          TERM OF PLAN

     No Stock Options shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Stock
Options granted prior to such date may extend beyond that date.


                          ARTICLE XV.

                          NAME OF PLAN

     The Plan shall be known as the "Overseas Shipholding Group, Inc. 1999 Non-Employee Director Stock Option Plan."